UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders (the “Special Meeting”) of Equitrans Midstream Corporation (“Equitrans”) was held virtually at 9:00 a.m. Eastern Time on July 18, 2024. The Special Meeting was held in order to consider and vote upon the proposals set forth in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 5, 2024 (the “proxy statement”), to (a) adopt the Agreement and Plan of Merger, dated as of March 10, 2024 (as it may be amended from time to time, the “Merger Agreement”), a copy of which is attached as Annex A to the proxy statement, among Equitrans, EQT Corporation (“EQT”), Humpty Merger Sub Inc. and Humpty Merger Sub LLC (the “Merger Agreement Proposal”), (b) approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Equitrans’ named executive officers in connection with the Merger (as defined in the proxy statement) (the “Advisory Compensation Proposal”), and (c) approve one or more adjournments of the Special Meeting, if necessary or appropriate, to permit solicitation of additional votes or proxies if there are not sufficient votes to approve the Merger Agreement Proposal (the “Adjournment Proposal”). The proposals are described in detail in the proxy statement.

At the Special Meeting, (a) the Merger Agreement Proposal was approved by the affirmative vote of a majority of the votes cast by the holders of Equitrans common stock and the holders of Equitrans Series A Convertible Preferred Stock (“preferred stock”) (on an as-converted basis as of the record date), voting as a single class and (b) the Advisory Compensation Proposal was approved by the affirmative vote of a majority of the votes cast by the holders of Equitrans common stock and the holders of preferred stock (on an as-converted basis as of the record date), voting as a single class. The Adjournment Proposal received a majority of the votes cast. However, given the approval of the Merger Agreement Proposal, no adjournment was necessary.

As of the close of business on June 4, 2024, the record date for the Special Meeting, there were a total of 436,936,266 shares of Equitrans common stock outstanding and entitled to vote for each proposal at the Special Meeting and 30,018,446 shares of Equitrans preferred stock outstanding and entitled to vote for each proposal at the Special Meeting. At the Special Meeting, holders representing 397,040,176 shares of Equitrans common stock and preferred stock (on an as-converted basis) were present in person or represented by proxy, constituting a quorum to conduct business at the Special Meeting. The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the proxy statement:

Proposal 1: Merger Agreement Proposal

Shares FOR	Shares AGAINST	Shares ABSTAINED
392,443,848	3,429,911	1,166,417

Proposal 2: Advisory Compensation Proposal

Shares FOR	Shares AGAINST	Shares ABSTAINED
374,556,248	17,720,338	4,763,590

Approval of the Advisory Compensation Proposal is not a condition to completion of the Merger, and the vote with respect to such proposal was advisory only and will not be binding on Equitrans or EQT.

Proposal 3: Adjournment Proposal

Shares FOR	Shares AGAINST	Shares ABSTAINED
376,399,476	18,748,522	1,892,178

For purposes of the proposals above, abstentions and the failure to vote were not votes cast and, accordingly, had no effect on the outcome of such proposals. Further, broker non-votes were not applicable given the nature of the proposals above, as discussed in the proxy statement.

Item 8.01	Other Event.

The transactions contemplated by the Merger Agreement (the “Merger”) are currently expected to be completed on July 22, 2024, subject to the satisfaction or waiver of certain closing conditions set forth in the Merger Agreement.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Report specifically include statements regarding Equitrans’ expectations relating to the Merger, including the expected completion of the Merger and the timing thereof. The forward-looking statements included in this Report involve risks and uncertainties, including, but not limited to, the following, which could cause actual results to differ materially from those projected: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; and risks relating to any legal proceedings relating to the Merger. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Equitrans has based these forward-looking statements on current expectations and assumptions about future events. While Equitrans considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Equitrans’ control. Any forward-looking statement speaks only as of the date on which such statement is made, and except as required by law, Equitrans does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: July 18, 2024	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Executive Vice President and Chief Financial Officer